                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                            Castle Energy Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)    Title of each class of securities to which transaction applies:
          _________________________________________________________________

    2)    Aggregate number of securities to which transaction applies:
          _________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          _________________________________________________________________

    4)    Proposed maximum aggregate value of transaction:
          _________________________________________________________________

    5)    Total fee paid:
          _________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_____________________________________________
    2) Form, Schedule or Registration Statement No.:_______________________
    3) Filing Party:_______________________________________________________
    4) Date Filed:_________________________________________________________

                                                               February 15, 2005

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Castle Energy Corporation (the "Company") to be held on Thursday, March 10, 2005, at 4:00 P.M., Eastern Standard Time, at the Loblolly Pines Club, 7407 SE Hill Terrace, Hobe Sound, Florida 33455.

      At the Annual Meeting, you will be asked to consider and vote upon two matters: a proposal to elect the nominees named in the accompanying Proxy Statement as Directors to serve for the period indicated and a proposal to appoint Grant Thornton LLP as the Company's independent auditors for the fiscal year ending September 30, 2005.

      WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. This action will not limit your rights to vote in person if you wish to attend the Annual Meeting.

    A copy of the Company's annual report on Form 10-K for the year ended September 30, 2004 accompanies this invitation.

       I look forward to seeing you at the Annual Meeting.

                                          Sincerely,


                                          /s/ JOSEPH L. CASTLE II
                                          -------------------------------------
                                          Joseph L. Castle II
                                          Chairman and Chief Executive Officer

                            CASTLE ENERGY CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 10, 2005

                                                               February 15, 2005
To The Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Castle Energy Corporation, a Delaware corporation (the "Company"), will be held at Loblolly Pines Club, 7407 SE Hill Terrace, Hobe Sound, Florida 33455, on Thursday, March 10, 2005 at 4:00 P.M., Eastern Standard Time, for the following purposes:

    1. To elect the nominees named in the Proxy Statement as Directors to serve for the period indicated and until their successors have been elected.

    2. To consider and take action upon a proposal to appoint Grant Thornton LLP as the Company's independent accountants for the fiscal year ending September 30, 2005.

    3. To transact any other business as may properly come before the Annual Meeting.

    Stockholders of record at the close of business on January 14, 2005, will be entitled to notice of and to vote at the Annual Meeting.

    The Company's Annual Report to Stockholders for the fiscal year ended September 30, 2004 accompanies this notice.

    A complete list of stockholders entitled to vote at the Annual Meeting will be kept at the offices of the Company at 357 South Gulph Road, Suite 260, King of Prussia, Pennsylvania 19406 for examination by any stockholder, during ordinary business hours, for a period of not less than ten days prior to the Annual Meeting.

                                       By Order of the Board of Directors


                                       /s/ JOSEPH L. CASTLE II
                                       ------------------------------------
                                       Joseph L. Castle II
                                       Chairman and Chief Executive Officer


IMPORTANT:         PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD
                   IN THE SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT
                   PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO
                   ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR
                   PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED
                   IN THE ATTACHED PROXY STATEMENT.

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                 MARCH 10, 2005

                                  INTRODUCTION

       The accompanying proxy is solicited by the Board of Directors of Castle Energy Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders to be held on Thursday, March 10, 2005, and any adjournment or adjournments thereof (the "Annual Meeting"). When such proxy is properly executed and returned, the shares of the Company's Common Stock, par value $.50 per share ("Common Stock"), it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted "FOR" the election of the nominees to serve as Director for the term designated and "FOR" appointment of Grant Thornton LLP, as the Company's independent accountants for the fiscal year ending September 30, 2005. Any stockholder granting a proxy has the power to revoke it at any time prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a later dated proxy; provided, however, that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

       The shares entitled to vote at the Annual Meeting consist of shares of Common Stock, with each holder of record as of the close of business on January 14, 2005 (the "Record Date") entitled to one vote for each such share held. As of the Record Date there were 6,990,384 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. This Proxy Statement and accompanying proxy are being sent to stockholders of the Company on or about February 15, 2005.

       The address of the Company's principal executive offices is 357 South Gulph Road, Suite 260, King of Prussia, Pennsylvania 19406, and the telephone number is (610) 992-9900.

                                TABLE OF CONTENTS


                                                                                                         PAGE
                                                                                                         ----

INTRODUCTION...................................................................................            1

PRINCIPAL HOLDERS OF VOTING SECURITIES.........................................................            3

SECURITY OWNERSHIP OF MANAGEMENT...............................................................            4

DIRECTORS AND EXECUTIVE OFFICERS...............................................................            6

EXECUTIVE COMPENSATION.........................................................................            8
       Summary Compensation....................................................................            8
       Option Grants in Last Fiscal Year (Year Ended September 30, 2004).......................            8
       Aggregated Option Exercises in Last Fiscal Year
        And Fiscal Year End Option Values......................................................            8
       Severance/Retention Agreements..........................................................            9
       Section 16(a) Beneficial Ownership Reporting Compliance.................................            9
       Compensation Committee Interlocks and Insider Participation.............................            9
       Board Compensation Committee Report on Executive Compensation...........................           10
       Board Audit Committee Report............................................................           11
       Disclosure of Audit Committee Financial Expert..........................................           11
       Code of Ethics for Senior Financial Officers............................................           11
       Fees Billed by the Independent Auditors to the Company..................................           11
       Performance Graph.......................................................................           13

BOARD OF DIRECTORS AND BOARD COMMITTEES........................................................           14
       Fiscal 2004 Board Meetings..............................................................           14
       Board Committees........................................................................           14
       Compensation of Directors...............................................................           15

PROPOSAL TO ELECT DIRECTORS....................................................................           15

PROPOSAL TO APPOINT INDEPENDENT ACCOUNTANTS....................................................           16

OTHER MATTERS..................................................................................           17

VOTE REQUIRED..................................................................................           17

STOCKHOLDER PROPOSALS AND COMMUNICATIONS.......................................................           18

EXPENSES OF SOLICITATION.......................................................................           18

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth, as of January 14, 2005, the names of all persons who were known by the Company to be the beneficial owners [as defined in the rules of the Securities and Exchange Commission (the "Commission")], of more than five percent of the shares of Common Stock of the
Company:


                                                                       AMOUNT AND NATURE OF              PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                  BENEFICIAL OWNERSHIP(1)             CLASS(1)
------------------------------------                                 -------------------------        ---------------
Joseph L. Castle II and Sally W. Castle                                    1,546,524(2)                    22.12%
357 South Gulph Road
Suite 260
King of Prussia, Pennsylvania 19406

FMR Corp.                                                                  1,167,000(3)                    16.69%
82 Devonshire Street
Boston, Massachusetts 02109

Kestrel Investment Management                                                765,250(4)                    10.95%
411 Borel Avenue, Suite 403
San Mateo, California  94402

Dimensional Fund Advisors, Inc.                                              417,750(5)                     5.98%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401-1038

----------
(1) Based on a total of 6,990,384 shares of Common Stock issued and outstanding as of January 14, 2005. In calculating each respective holder's percentage ownership and beneficial ownership in the table above, shares of Common Stock which the holder has the right to acquire within 60 days are included. Information in the above table and footnotes is based upon the most recent respective Statement on Schedule 13D or 13G or amendment thereto filed by such persons with the SEC, except as otherwise known to the Company.

(2) Joseph L. Castle II and Sally W. Castle are husband and wife. As such, each is deemed to beneficially own 1,546,524 shares of Common Stock which consists of 1,434,699 shares of Common Stock owned by Mr. Castle, and 111,825 shares of Common Stock owned by Mrs. Castle.

(3) According to the Schedule 13G filed February 14, 2001 by FMR Corp., Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,167,000 shares of the common stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 1,167,000 shares of the common stock outstanding. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 1,167,000 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(4) According to the Schedule 13G filed February 10, 2004 by Kestrel Investment Management, Kestrel is deemed to be the beneficial owner of the 765,250 shares of the common stock of the Company pursuant to separate arrangements whereby it acts as investment adviser to certain persons in which it also holds an ownership interest. Each person for whom Kestrel acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. David J. Steirman and Abbott J. Keller are deemed to be the beneficial owners of the shares of the common stock of the Company pursuant to their ownership interests in Kestrel Investment Management Corporation.

(5) According to the Schedule 13G filed February 2, 2004 by Dimensional Fund Advisors Inc., Dimensional is an investment advisor registered under
      Section 203 of the Investment Advisors Act of 1940, which furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the common stock of the Company owned by the Funds, and may be deemed to be the beneficial owner of the common stock of the Company held by the Funds. However, all of such shares are owned by the Funds, no one advisory client of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of the shares.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of January 14, 2005, the shares of Common Stock beneficially owned by each executive officer named in the Summary of Compensation Table below (the "Named Executives"), by each director of the Company and by the directors and executive officers of the Company as a group, with sole voting and investment power unless otherwise indicated:

                                                                     AMOUNT AND NATURE OF            PERCENT OF
                  NAME OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP (1)         CLASS (1)(2)
                  ------------------------                         ------------------------        -------------
Joseph L. Castle II........................................              1,546,524(3)                 22.12%

Richard E. Staedtler.......................................                 85,150                     1.22%

Martin R. Hoffmann.........................................                126,000(4)                  1.77%

Sidney F. Wentz............................................                 78,000(5)                  1.11%

John P. Keller.............................................                111,000(6)                  1.56%

Russell S. Lewis...........................................                 62,000(7)                     -

William C. Liedtke, III....................................                      -                        -

All directors and executive officers
as a group (7 persons).....................................              2,008,674(8)                 27.50%

----------
(1) Based on a total of 6,990,384 shares of Common Stock issued and outstanding as of January 14, 2005. In calculating each respective holder's percentage ownership and beneficial ownership in the table above, shares of Common Stock which the holder has the right to acquire within 60 days are included, except as noted in the footnotes below.

(2)   Percentages of less than one percent are omitted.

(3) Joseph L. Castle II and Sally W. Castle are husband and wife. As such, each is deemed to beneficially own 1,546,524 shares of Common Stock. Represents 1,434,699 shares of Common Stock owned by Mr. Castle and 111,825 shares of Common Stock owned by Mrs. Castle.

(4) Represents 6,000 shares of Common Stock owned by an individual retirement account for the benefit of Mr. Hoffmann, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.75 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.71 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share, and 15,000 shares of Common Stock issuable upon exercise of options which are exercisable in 60 days at $5.93 per share.

(5) Includes 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share, and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.93 per share.

(6) Includes 30,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share, and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.93 per share.

(7) Includes 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $5.25 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share, and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.93 per share.

(8) Includes 315,000 shares issuable upon the exercise of options as set forth in notes 4-7 above.

                        DIRECTORS AND EXECUTIVE OFFICERS

      Set forth below is certain information concerning the directors and executive officers of the Company as of January 14, 2005:


NAMED DIRECTORS AND EXECUTIVE
   OFFICERS OF THE COMPANY                     AGE                   POSITION(S)
------------------------------                 ----                  -----------

Joseph L. Castle II ....................        72         Chairman of the Board and Chief
                                                           Executive Officer of the Company

Sidney F. Wentz.........................        72         Director

Martin R. Hoffmann......................        72         Director

John P. Keller..........................        65         Director

Richard E. Staedtler....................        60         Director,  Chief Financial Officer
                                                           and Chief Accounting Officer

Russell S. Lewis........................        50         Director

William C. Liedtke III..................        53         Vice President and General Counsel

         A description of the business experience of each of the directors and executive officers of the Company is as follows:

         JOSEPH L. CASTLE II has been a Director of the Company since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of the Company, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of the Company from December 1985 through December 20, 1993, when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank; a corporate finance partner at Butcher and Sherrerd; an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is a director of Delta Petroleum Corporation, Charming Shoppes, Inc. and Comcast Corporation. Since May 2000, Mr. Castle has served as the Chairman of the Board of Trustees of the Diet Drug Products Liability ("Phen-Fen") Settlement Trust.

         SIDNEY F. WENTZ has been a director of the Company since June 1995. Mr. Wentz was Chairman of the Board of The Robert Wood Johnson Foundation, the nation's largest health care philanthropy from June 1989 until his retirement in 1999. Commencing in 1967, he held several positions with Crum and Forster, an insurance holding company, retiring as Chairman and Chief Executive Officer in 1988. Previously, he was an attorney with the law firm of White & Case and then Corporate Attorney for Western Electric Company/AT&T. Mr. Wentz is a director of Somerset Hills Bancorp and a trustee of Drew University.

         MARTIN R. HOFFMANN has been a director of the Company since June 1995. Mr. Hoffmann was previously of counsel to the Washington, D.C. office of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He was a Senior Visiting Fellow at the Center for Technology, Policy and Industrial Development of the Massachusetts Institute of Technology from May 1993 to May 1995 and a private business consultant since 1993. From 1989 to 1993, Mr. Hoffmann served as Vice President and General Counsel of Digital Equipment Corporation. Mr. Hoffmann also served in various capacities at the United States Department of Defense, including General Counsel from 1974 to 1975 and Secretary of the Army from 1975 to 1977. He is currently a Director of Seachange International, Inc. of Maynard, Massachusetts as well as Chairman of Mitretek Systems Corporation and a trustee of CIME Endeavor Foundation.

         JOHN P. KELLER has been a director of the Company since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation engaged in steel forging and coal mining in the midwestern United States. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of Delta Petroleum Corporation.

         RICHARD E. STAEDTLER has been a director of the Company since May 1997 and has been Senior Vice President and Chief Financial Officer of the Company since November 1994. Mr. Staedtler served as a director of the Company from 1986 through September 1992, and as Chief Financial Officer of the Company from 1984 through June 1993. Mr. Staedtler is a certified public accountant. Mr. Staedtler also serves as a director of Premium and Specialities, Inc., a private company which manufactures personalized specialty items, and is the President, sole director and sole stockholder of Terrapin Resources, Inc., a private oil and gas production company.

         RUSSELL S. LEWIS has been a director of the Company since April 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, Inc., a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies. Mr. Lewis served as Senior Vice President of Corporate Development at VeriSign, Inc. from March 2000 until February 2002, following which he began his current position of Executive Vice President and General Manager of Verisign's Global Registry Services. Mr. Lewis is also a director of Delta Petroleum Corporation.

         WILLIAM C. LIEDTKE III has been Vice President and General Counsel of the Company since February 2000. Prior to becoming an officer and employee of the Company, from April 1999 to January 2000, Mr. Liedtke was President of WCL III, Inc., a corporation wholly owned by Mr. Liedtke, in which capacity he provided services on a consulting basis to the Company with respect to the Company's investment in the concessions in Romania, as well as miscellaneous matters regarding domestic oil and gas properties of the Company. Upon the employment of Mr. Liedtke by the Company in February 2000, WCL III, Inc. ceased doing business with the Company and has been inactive thereafter. He served as Chief Executive Officer of Redeco Energy Inc. from October 1997 to March 1999, having previously served as its Vice President and Chief Operating Officer since February 1995. Mr. Liedtke served as an Independent General Partner of Merrill Lynch Oklahoma Venture Partners LP from August 1999 to December 2000, when the partnership wound up.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table summarizes all compensation earned by the Company's Chief Executive Officer and each of the other executive officers (collectively with the Chief Executive Officer, the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000 for the fiscal year ended September 30, 2004.


                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                                                       SECURITIES
                                          FISCAL YEAR       ANNUAL COMPENSATION        UNDERLYING       ALL OTHER
                                            ENDED          ---------------------        OPTIONS/       COMPENSATION
NAME AND PRINCIPAL POSITION              SEPTEMBER 30,     SALARY($)     BONUS($)        SARS(#)          ($) (1)
---------------------------              -------------     ---------     --------     ------------     ------------

Joseph L. Castle II...................       2004         $125,000
    Chairman of the Board,                   2003         $125,000     $50,000                              $2,877
    Chief Executive Officer and              2002         $375,000                                          $3,084
    Director of the Company

Richard E. Staedtler..................       2004         $133,332                                          $5,333
    Director of the Company                  2003         $100,000     $25,000                              $5,983
    Chief Financial Officer                  2002         $260,000      $6,667                            $281,134
    Chief Accounting Officer

William C. Liedtke, III...............       2004         $157,332    $ 10,000                              $5,020
     Vice President and                      2003         $156,000     $10,000                              $4,980
     General Counsel                         2002         $156,000      $5,000                              $4,680

---------
(1) Represents Company matching contributions under the Company's 401(k) Plan, in addition to the $273,334 in severance benefits paid to Mr. Staedtler in the fiscal year ended September 30, 2002.


OPTION GRANTS IN LAST FISCAL YEAR

             No options were granted to the Named Executive Officers during the fiscal year ended September 30, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

         The following table shows certain information regarding the exercise of stock options during the fiscal year ended September 30, 2004, the total number of unexercised options held at September 30, 2004 by the Named Executive Officers and the values for unexercised "in-the-money" options, which represent the positive spread between the exercise price of such stock options and the fair market value of the shares of Common Stock as of September 30, 2004, the last trading day in the fiscal year ended September 30, 2004, which was $11.69 per share. Following the conclusion of the fiscal year ended September 30, 2004, William C. Liedtke, III exercised options to acquire 45,000 shares.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                       NUMBER OF
                                                                       SECURITIES            VALUE OF
                                                                       UNDERLYING           UNEXERCISED
                                                                      UNEXERCISED          IN-THE-MONEY
                                                                       OPTIONS AT           OPTIONS AT
                                                                    FISCAL YEAR-END       FISCAL YEAR-END
                                     SHARES           VALUE               (#)                   ($)
                                  ACQUIRED ON       REALIZED          EXERCISABLE/         EXERCISABLE/
             NAME                 EXERCISE (#)          $            UNEXERCISABLE         UNEXERCISABLE
-------------------------------  --------------     --------        ---------------       ---------------
Richard E. Staedtler.........        150,000        $1,031,250               -/-                    -/-

William C. Liedtke, III......                                           45,000/-             $162,450/-


SEVERANCE/RETENTION AGREEMENTS

    The Company entered into a severance agreement with Mr. Staedtler in June 1999. This severance agreement provided for a year's severance compensation in the event substantially all of the Company's assets were sold and Mr. Staedtler was terminated or his compensation reduced at least 30% as a result of such sale. In May 2002, the Company sold all of its domestic oil and gas assets to Delta Petroleum Corporation. Subsequently Mr. Staedtler's compensation was reduced 62% and he became entitled to and was paid severance compensation under the agreement. Mr. Staedtler is still an employee of the Company.

    Upon his employment by the Company, Mr. Liedtke became covered by the Company's severance plan which provides for one month of severance compensation for each full year of employment by the Company, with a minimum compensation of three months' base salary, in the event substantially all of the Company's assets are sold and Mr. Liedtke is terminated as a result of such sale.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and owners of more than 10% of any class of the Company's securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the Commission. The Commission's rules also require such persons to furnish the Company with a copy of all Section 16(a) reports that they file. Based solely upon a review of the copies of the reports and written representations furnished to the Company, all such reporting persons complied with such reporting obligations during the fiscal year ended September 30, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    For the fiscal year ended September 30, 2004, the Compensation Committee consisted of Sidney F. Wentz, Chairman, Martin R. Hoffmann, John P. Keller and Russell S. Lewis, none of whom have ever been employees or officers of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Overall Policy. This report is provided by the Compensation Committee to assist stockholders in understanding the Compensation Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers.

    The Company's executive compensation programs are designed to retain and reward executives who are successful in helping the Company achieve its business objectives. The key components of the executive compensation program are base salary, annual bonus and equity participation. These components are administered with the goal of providing total compensation that is competitive with compensation levels in the external marketplace. The program also recognized meaningful differences in individual performance. Each year the Compensation Committee reviews the elements of executive compensation to insure that the total compensation program meets the overall objectives discussed above.

    Base Salary. Executive officers' salaries (and salary increases, which are reviewed annually) are determined on a subjective basis with consideration given to the level of job responsibility, the competitiveness of the executives' salaries to the external marketplace and the degree to which the executive's individual objectives have been achieved. Individual objectives vary by business unit and strategic business goals. These factors are not considered on any formula basis.

    Bonus Program. Bonus payments are subjectively determined and are designed to reward and encourage individual excellence. In determining whether to award a discretionary bonus, the Compensation Committee considers the individual's special achievements, such as his contribution to actions taken during the past year that contribute to the strategic growth, profitability and competitiveness of the Company. In addition, special bonuses are considered for exceptional efforts made during the year in connection with a particular transaction or business situation.

    Equity Participation. The Compensation Committee has determined at previous times that it is in the Company's best interests to grant stock options to executive officers in order to align the interests of those executive officers with the stockholders and to maximize long-term stockholder value through the Incentive Plan, approved by the stockholders of the Company in May 1993. Actual individual awards are subjectively determined based on marketplace competitive practices and on such factors as the recipient's position, annual salary and individual and Company performance as well as historical equity grants and ownership positions. The policy of granting stock options and encouraging stock ownership has played a strong part in retaining an excellent team of executives and managers.

    The Incentive Plan is administered by the Compensation Committee. Since January 2000, the Compensation Committee has not awarded any equity compensation (stock, options or other equity participation) to its officers or employees based on the belief that given current equity participation of the executive officers, their interests are fully aligned and in partnership with the those of the stockholders.

    Compensation of the Chief Executive Officer. The Compensation Committee considers the same factors described above in determining the salary of Mr. Castle, the Chairman and Chief Executive Officer of the Company. Mr. Castle's salary earned in fiscal 2002 was $375,000. Effective September 1, 2002, the Compensation Committee reduced Mr. Castle's annual salary to $125,000 as the Company had sold all of its direct operating assets at that time. On December 14, 2004, the Compensation Committee increased Mr. Castles's salary to $250,000 per year effective January 1, 2005 because the Company is again engaged in active operation in the exploration and production business.

    Mr. Castle was not granted any stock options in fiscal 2004.

    Tax Deductibility of Executive Compensation. The Omnibus Budget Reconciliation Act (OBRA) of 1993 added Section 162(m) to the Internal Revenue Code. This section eliminates a company's tax deduction for any compensation over one million dollars paid to any one of the Named Executive Officers, subject to several statutory exceptions. The Company desires to preserve the tax deductibility of all compensation paid to its executive officers and other members of management. The Company and its subsidiaries did not pay any of the Named Executive Officers over one million dollars in fiscal 2004.

Compensation Committee:

Martin R. Hoffmann
John P. Keller
Russell S. Lewis
Sidney F. Wentz (Chairman)

BOARD AUDIT  COMMITTEE REPORT

    In connection with the September 30, 2004 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements of the Company with management of the Company; (2) discussed with KPMG LLP, the independent accountants for the Company for fiscal year 2004, the written disclosures and letter required to be discussed by Statement on Accounting Standards No. 61; and (3) received from KPMG LLP the materials required by Independence Standards Board Standard No. 1, and discussed with KPMG LLP the independence of KPMG LLP. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2004 filed with the Securities and Exchange Commission.

    The Audit Committee considered the compatibility of the provision of non-audit services by KPMG LLP with the maintenance of KPMG LLP's independence.

    The Audit Committee initially adopted a written charter on April 11, 2000. It has reviewed and reassessed the adequacy of the charter annually. The Company is committed to and without charge will provide a copy of its Audit Committee Charter to any person upon written request addressed to the Secretary of the Company at its offices.

Audit Committee:

Martin R. Hoffmann (Chairman)
John P. Keller
Russell S. Lewis
Sidney F. Wentz

DISCLOSURE OF AUDIT COMMITTEE FINANCIAL EXPERT

    The Board of Directors of the Company has determined that Mr. Russell Lewis is an audit committee financial expert. Mr. Lewis is independent within the meaning of Nasdaq Stock Market Rule 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

CODE OF ETHICS FOR SENOR FINANCIAL OFFICERS

    In August 2003, the Company's Board of Directors adopted a Code of Ethics that applies to all of the Company's officers and directors, including its chief executive officer, chief financial officer, general counsel and controller. The requirements of that code provide for honest and ethical conduct; avoidance or ethical handling of conflicts of interest; full, fair and accurate and timely and transparent public disclosure; compliance with applicable governmental and self regulatory laws and rules; prompt internal reporting of code violations and accountability for compliance with the Code of Ethics. The Company is committed to and without charge will provide a copy of its Code of Ethics to any person upon written request addressed to the Secretary of the Company at its offices.

FEES BILLED BY THE INDEPENDENT AUDITORS TO THE COMPANY

    Audit Fees - Aggregate fees billed to the Company by KPMG LLP, the independent auditors for the Company for fiscal year 2004, in connection with
(1) the audit of the Company's financial statements for the fiscal year ended September 30, 2004 were $99,000 and for the fiscal year ended September 30, 2003 were $75,000 and (2) the review of the Company's financial statements included in the Company's Form 10-Q quarterly reports during the fiscal year ended September 30, 2004 were $26,800 and during the fiscal year ended September 30, 2003 were $21,000.

    Audit Related Fees - KPMG LLP billed no audit related fees during the fiscal years ended September 30, 2004 or September 30, 2003.

    Tax Related Fees - No tax related fees were billed by KPMG LLP during the fiscal year ended September 30, 2004 or during the fiscal year ended September 30, 2003.

    All Other Fees - KPMG LLP billed no other fees during the fiscal years ended September 30, 2004 or September 30, 2003.

    All fees billed to the Company by KPMG LLP were pre-approved by the Audit Committee pursuant to the procedures and policies set forth in the Audit Committee charter.

PERFORMANCE GRAPH

    During the fiscal year ended September 30, 2004, the business of the Company was conducted through its acquisition and operation of oil and gas properties in the Appalachian region as well as indirectly through its ownership interest in Delta Petroleum Corporation, a public company engaged in the exploration and production segment of the petroleum industry and headquartered in Denver, Colorado. As of September 30, 2004, the Company owned approximately 18% of Delta Petroleum Corporation. The following performance graph for this segment (Comparison of Five Year-Cumulative Total Returns1) sets forth a comparison of cumulative total return since September 30, 1999 among the Company, the Nasdaq Stock Market (Market Index for U.S. Companies only) and public crude petroleum and natural gas companies (SIC 1310-1319).

     COMPARISON OF 5 YEAR CUMULATIVE RETURN AMONG CASTLE ENERGY CORPORATION,
           THE NASDAQ STOCK MARKET (US) AND A PEER GROUP COMPRISED OF
              ALL PUBLIC CRUDE PETROLEUM AND NATURAL GAS COMPANIES

                                 [GRAPH OMITTED]

                                                 NASDAQ
                         CASTLE ENERGY           STOCK
                          CORPORATION        MARKET (U.S.)      PEER GROUP
                         -------------       -------------      ----------
Sep-99                      100.00              100.00            100.00
Oct-99                      101.63              105.17             96.51
Nov-99                      100.89              118.59             93.26
Dec-99                      150.59              144.18             94.09
Jan-00                      153.71              141.58             92.17
Feb-00                      105.78              174.08             86.23
Mar-00                       92.92              176.97            108.13
Apr-00                       89.28              145.31            108.97
May-00                      110.18              132.45            128.58
Jun-00                      113.56              174.28            121.37
Jul-00                      128.61              155.59            111.95
Aug-00                      132.58              173.74            136.26
Sep-00                      135.44              159.85            140.50
Oct-00                      146.08              138.16            130.19
Nov-00                      120.31              106.29            127.50
Dec-00                      124.89               94.81            151.74
Jan-01                      129.26              105.40            136.75
Feb-01                      110.80               82.17            138.97
Mar-01                      120.03               64.56            140.31
Apr-01                      129.36               68.52            153.15
May-01                      118.19               68.17            151.79
Jun-01                      110.19               62.12            134.10
Jul-01                      120.12               61.20            136.57
Aug-01                      102.10               66.25            129.25
Sep-01                       97.59               56.32            115.38
Oct-01                      108.90               53.67            127.10
Nov-01                      111.27               53.52            120.16
Dec-01                      112.60               50.07            128.05
Jan-02                      118.42               49.16            121.03
Feb-02                      103.42               48.11            128.22
Mar-02                      108.01               50.58            139.45
Apr-02                      108.94               52.54            137.41
May-02                      121.48               55.80            131.17
Jun-02                      128.00               52.75            129.39
Jul-02                      110.68               49.98            114.71
Aug-02                       77.13               51.75            120.99
Sep-02                       73.27               49.18            117.59
Oct-02                       84.64               47.69            116.91
Nov-02                       83.67               50.01            115.95
Dec-02                       75.56               45.80            120.86
Jan-03                       73.16               46.13            121.50
Feb-03                       65.45               45.08            127.21
Mar-03                       71.18               41.35            128.06
Apr-03                       87.63               44.99            125.82
May-03                       95.14               49.48            140.68
Jun-03                       97.14               50.70            141.71
Jul-03                       93.95               55.26            134.13
Aug-03                      110.93               58.45            142.84
Sep-03                      108.73               58.43            141.88
Oct-03                      123.62               63.20            145.89
Nov-03                      116.47               63.89            149.88
Dec-03                      153.25               65.45            169.55
Jan-04                      172.79               67.94            168.24
Feb-04                      182.25               69.27            177.51
Mar-04                      203.44               69.17            182.23
Apr-04                      232.32               65.99            182.86
May-04                      223.23               67.90            181.36
Jun-04                      260.23               69.41            197.33
Jul-04                      252.96               64.58            204.54
Aug-04                      217.89               62.98            196.17
Sep-04                      243.62               65.29            220.86

--------
(1) Assumes $100 invested on September 30, 1999 in the Company's Common Stock, the NASDAQ Stock Market (Market Index for U.S. Companies only) and Peer Group Comprised of all Public Crude Petroleum and Natural Gas Companies (SIC Codes 1310-1319).

BOARD OF DIRECTORS AND BOARD COMMITTEES

FISCAL 2004 BOARD MEETINGS

    The Board of Directors of the Company held 7 meetings during the fiscal year ended September 30, 2004. During such fiscal year, each of the incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the Committees of the Board of Directors on which such director served.

    All of the Company's directors are strongly encouraged to attend the Annual Meeting of Stockholders of the Company. Four of the Company's six directors attended the 2004 Annual Meeting of Stockholders of the Company in person and two participated by telephone.

BOARD COMMITTEES

    The Company has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Company has also established standing nominating and compensation committees.

    The Audit Committee consists of Mr. Hoffmann (Chairman), Mr. Wentz, Mr. Keller and Mr. Lewis. All four Audit Committee members are outside directors. The functions of the Audit Committee are to: (a) appoint the Company's independent public accountants; (b) review the financial reports of the Company;
(c) monitor the effectiveness of the independent audit; (d) assure that the scope and implementation of the independent audit is not restricted or the independence of the independent accountants compromised; (e) review the independent accountants' reports to management on internal controls and recommend such actions as may be appropriate; (f) review and approve any related party transactions and (g) review and approve any proposed engagement of all services performed by the Company's independent accountants. The Audit Committee held four meetings during the fiscal year ended September 30, 2004. The Audit Committees has and will continue to have at least three members, all of whom meet, and will continue to meet, the requirements of Rule 4350(d)(2)(A) of the Nasdaq Stock Market's listing standards, including the definition of independence in Nasdaq Stock Market Rule 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Audit Committee charter provides for meetings to be held at least quarterly.

    On January 6, 2004, the Company established a Nominating Committee and adopted a written charter. The Company is committed to and without charge will provide a copy of its Nominating Committee Charter to any person upon written request addressed to the Secretary of the Company at its offices. By action of the Board of Directors, the Nominating Committee consists of Mr. Keller (Chairman), Mr. Wentz, Mr. Hoffmann and Mr. Lewis. All four Nominating Committee members are outside directors. The Nominating Committee at least annually assesses the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board of Directors and the needs of the Company, and considers principles to be applied in filling vacancies and planning for Board succession. It assists the Board in the identification of individuals qualified to become Board members, considers and recommends director nominees to the Board of Directors prior to each annual meeting of stockholders and recommends nominees for committees of the Board. The Nominating Committee's policy is to consider candidates for election as directors who are recommended by the Company's stockholders, provided that the Nominating Committee's procedures are followed. Procedures for stockholder recommendation of director candidates for consideration by the Nominating Committee are described below in "Stockholder Proposals and Communications." Because the Nominating Committee was formed after nominations had been made for elections held at the 2004 Annual Meeting, the Nominating Committee did not meet during the fiscal year ended September 30, 2004. A copy of the Company's Nominating Committee Charter adopted January 6, 2004 was attached as Appendix "B" to the Company's proxy statement dated January 20, 2004 with respect to the 2004 Annual Meeting.

         The Compensation Committee consists of Mr. Wentz (Chairman), Mr. Hoffmann, Mr. Keller and Mr. Lewis. All four Compensation Committee members are outside directors. The Compensation Committee establishes overall compensation programs and policies for the Company. The Compensation Committee monitors the selection and performance as well as reviews and approves the compensation of key executives, and administers the Incentive Plan. The Compensation Committee held two meetings during the fiscal year ended September 30, 2004.

    All members of the Audit, Nominating and Compensation Committees are independent within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market's listing standards.

COMPENSATION OF DIRECTORS

    Each outside directors receives an annual director fee of $20,000. In addition, all outside directors receive fees for attending meetings of the board of directors. The fee per meeting is $1,500. Committee members also receive a $500 fee for attending each committee meeting.

                           PROPOSAL TO ELECT DIRECTORS

         At the Annual Meeting, the stockholders will be asked to elect two directors, constituting one class of directors, to serve for the term indicated and until such director's successor is elected and qualified. In the unanticipated event that one or both of the nominees for director becomes unavailable, it is intended that proxies will be voted for such substitute nominees as may be designated by the Board of Directors.

         The Company's Bylaws, as amended, provide that the number of directors of the Company shall be not less than four, nor more than nine, as shall be determined by the Board of Directors. Both the Bylaws and the Company's Certificate of Incorporation also provide that the directors shall be divided into three classes, each class to consist of, as nearly as possible, one third of the number of directors who constitute the entire Board. At each annual meeting of stockholders of the Company, successors to the class of directors whose term expires at such meeting shall then be elected for a three-year term. The Bylaws further provide that if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

         The shares represented by the enclosed Proxy will be voted as directed. If no choice is specified in the Proxy, the shares represented by the enclosed Proxy will be voted "For" the nominees set forth below. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE NOMINEES TO SERVE IN THE CLASS INDICATED.

         Information concerning the nominees for the class of directors to be elected, as well as those continuing directors not standing for election at the Annual Meeting, is set forth below.

         The following individuals, whose current terms will expire at the 2005 Annual Meeting and who each have been approved for renomination by the Nominating Committee, are nominated to serve as directors until the 2008 Annual
Meeting:

         MARTIN R. HOFFMANN has been a director of the Company since June 1995. Mr. Hoffmann was previously of counsel to the Washington, D.C. office of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He was a Senior Visiting Fellow at the Center for Technology, Policy and Industrial Development of the Massachusetts Institute of Technology from May 1993 to May 1995 and a private business consultant since 1993. From 1989 to 1993, Mr. Hoffmann served as Vice President and General Counsel of Digital Equipment Corporation. Mr. Hoffmann also served in various capacities at the United States Department of Defense, including General Counsel from 1974 to 1975 and Secretary of the Army from 1975 to 1977. He is currently a Director of Seachange International, Inc. of Maynard, Massachusetts as well as Chairman of Mitretek Systems Corporation and a trustee of CIME Endeavor Foundation.

         RUSSELL S. LEWIS has been a director of the Company since April 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, Inc., a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies. Mr. Lewis served as Senior Vice President of Corporate Development at VeriSign, Inc. from March 2000 until February 2002, following which he began his current position of Executive Vice President and General Manager of Verisign's Global Registry Services. Mr. Lewis is also a director of Delta Petroleum Corporation.

         The following individuals are directors in the class whose term will expire at the 2006 Annual Meeting:

         JOHN P. KELLER has been a director of the Company since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation engaged in steel forging and coal mining in the midwestern United States. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of Delta Petroleum Corporation.

         RICHARD E. STAEDTLER has been a director of the Company since May 1997 and has been Senior Vice President and Chief Financial Officer of the Company since November 1994. Mr. Staedtler served as a director of the Company from 1986 through September 1992, and as Chief Financial Officer of the Company from 1984 through June 1993. Mr. Staedtler is a certified public accountant. Mr. Staedtler also serves as a director of Premium and Specialities, Inc. a private company which manufactures personalized specialty items, and is the President, sole director and sole stockholder of Terrapin Resources, Inc., a private oil and gas production company.

         The following individuals are directors in the class whose term will expire at the 2007 Annual Meeting:

         JOSEPH L. CASTLE II has been a Director of the Company since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of the Company, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of the Company from December 1985 through December 20, 1993 when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank; a corporate finance partner at Butcher and Sherrerd, an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is a director of Delta Petroleum Corporation , Charming Shoppes, Inc. and Comcast Corporation. Since May 2000, Mr. Castle has served as the Chairman of the Board of Trustees of the Diet Drug Products Liability ("Phen-Fen") Settlement Trust.

         SIDNEY F. WENTZ has been a director of the Company since June 1995. Mr. Wentz was Chairman of the Board of The Robert Wood Johnson Foundation, the nation's largest health care philanthropy from June 1989 until his retirement in June 1999. Commencing in 1967, he held several positions with Crum and Forster, an insurance holding company, retiring as Chairman and Chief Executive Officer in 1988. Previously, he was an attorney with the law firm of White & Case and then Corporate Attorney for Western Electric Company/AT&T. Mr. Wentz is a director of Somerset Hills Bancorp and a trustee of Drew University.

                   PROPOSAL TO APPOINT INDEPENDENT ACCOUNTANTS

          KPMG LLP ("KPMG") was previously the principal accountants for the Company. On January 26, 2005, KPMG was dismissed as independent public accountants for the Company, effective upon that date, and, on January 26, 2005, Grant Thornton LLP was appointed as the new independent public accountants for the Company to replace KPMG for the fiscal year ending September 30, 2005. The decision to dismiss KPMG and to appoint Grant Thornton LLP was approved by the Audit Committee. KPMG's reports on the Company's financial statements as of and for the years ended September 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two fiscal years ended September 30, 2004 and the subsequent interim period through January 26, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K. The Company provided KPMG with a copy of this disclosure and substantially identical disclosure contained in the Company's Current Report on Form 8-K filed on January 28, 2005 and requested that KPMG furnish the Company with a letter addressed to the Commission stating whether it agreed with the disclosure contained in the Company's Form 8-K report, and if not, stating the respects in which it did not agree. KPMG provided the Company with a letter stating that it did agree with the disclosure contained in the Company's Form 8-K report, and that letter was filed as an exhibit to that report.

         The Audit Committee of the Board of Directors has selected the accounting firm of Grant Thornton LLP to be the Company's independent accountants to audit the books and records of the Company and its subsidiaries for the fiscal year ending September 30, 2005. The firm has no material relationship with the Company and is considered well qualified. Should the stockholders of the Company not ratify the selection of Grant Thornton LLP or should the fees proposed by Grant Thornton LLP become excessive or the services provided by Grant Thornton LLP become unsatisfactory, the selection of another firm of independent certified public accountants will be undertaken by the Audit Committee of the Board of Directors.

         Representatives of Grant Thornton LLP and KPMG are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The shares represented by the enclosed Proxy will be voted as directed. If no choice is specified in the Proxy, the shares represented by the enclosed Proxy will be voted "FOR" the selection of Grant Thornton LLP as the Company's independent accountants. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. Should any other matter be properly raised at the Annual Meeting, however, it is the intention of each of the persons named in the Proxy to vote in accordance with his judgment as to each such matter raised.

                                  VOTE REQUIRED

         The two nominees within the class of directors for election to the Board of Directors at the Annual Meeting who receive the greatest number of votes for director, a quorum being present, shall become the directors for such class. The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thornton LLP as the independent accountants of the Company. Abstentions and non-votes will not be tabulated as negative votes with respect to any matter presented at the Annual Meeting, but will be included in computing the number of shares of Common Stock present for purposes of determining the presence of a quorum for the Annual Meeting.

                    STOCKHOLDER PROPOSALS AND COMMUNICATIONS

         Proposals and Recommendation of Director Candidates. Any proposals of stockholders, including recommendations of director candidates for consideration by the Nominating Committee, which are intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company by October 18, 2005, for consideration for inclusion in the Proxy Statement. In addition, the persons named as proxies on the form of proxy mailed in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the 2006 Annual Meeting of Stockholders will be authorized to vote in their own discretion on any stockholder proposal not included in the Company's Proxy Statement if the Company does not receive written notice of such proposal by January 1, 2006. Such proxy holders' authority to vote in their discretion on stockholder proposals as to which the Company does receive notice by January 1, 2006 will be determined in accordance with the rules of the Securities and Exchange Commission. Recommendations of candidates for consideration as director must include the proposed nominee's name, age, business and residence addresses, and principal occupation, the number of shares of common stock of the Company he or she beneficially owns, and a signed consent of the proposed nominee to serve as a director of the Company if elected. Because January 1, 2006 falls on Sunday, notices received after the Company reopens for business will be untimely.

         Communications to the Board of Directors. The Board of Directors has adopted a process to facilitate written communications by stockholders to the Board. Stockholders wishing to write to the Board of Directors of the Company or a specified director or committee of the Board should send correspondence to Castle Energy Corporation Board of Directors, c/o CEC Inc., 300 Delaware Avenue, Suite 900, Wilmington, DE 19801.

         All communications so received from stockholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the stockholder. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman. All stockholders are also encouraged to communicate directly with both officers and directors regarding issues affecting the Company at the Annual Meeting of Stockholders.

                            EXPENSES OF SOLICITATION

         The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made initially by mail. The directors and officers and other employees of the Company may, without compensation other than their usual compensation, solicit proxies by mail, telephone, telegraph or personal interview. The Company will also reimburse brokerage firms, banks, voting trustees, nominees and other recordholders for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Common Stock.



                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /S/ JOSEPH L. CASTLE II
                                         -------------------------------------
King of Prussia, Pennsylvania            JOSEPH L. CASTLE II
February 15, 2005                        Chairman and Chief Executive Officer

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                                                                PROXY

                                                      CASTLE ENERGY CORPORATION

                                           ANNUAL MEETING OF STOCKHOLDERS - MARCH 10, 2005

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Castle Energy Corporation, a Delaware corporation, (the "Company") hereby appoints Joseph L.
Castle and Richard E. Staedtler, and each of them, attorneys and proxies, with full power of substitution, to vote all of the shares of Common Stock of the Company that the undersigned may be entitled to vote at the Annual Meeting of the Stockholders of Castle
Energy Corporation to be held on Thursday, March 10, 2005 at 4:00 p.m., Eastern Standard Time, at Loblolly Pines Club, 7407 SE Hill
Terrace, Hobe Sound, FL 33455, and at any adjournment or postponement thereof.

                                            (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)







                                                 ANNUAL MEETING OF STOCKHOLDERS OF


                                                    CASTLE ENERGY CORPORATION

                                                          March 10, 2005




                                                  Please date, sign and mail
                                                     your proxy card in the
                                                   envelope provided as soon
                                                           as possible.



                             [Please detach along perforated line and mail in the envelope provided.]



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



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                 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND THE PROPOSAL LISTED BELOW.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
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    1. ELECTION OF DIRECTORS                                   |                                         FOR     AGAINST  ABSTAIN
                                                               |          2. PROPOSAL TO APPOINT GRANT  -------  -------  -------
    [ ] FOR ALL NOMINEES           NOMINEES:                   |             THORNTON LLP AS THE        |     |  |     |  |     |
                                   [ ] Martin R. Hoffmann      |             COMPANY'S INDEPENDENT      |     |  |     |  |     |
    [ ] WITHHOLD AUTHORITY         [ ] Russell S. Lewis        |             ACCOUNTANTS FOR THE        -------  -------  -------
        FOR ALL NOMINEES                                       |             FISCAL YEAR ENDING
                                                               |             SEPTEMBER 30, 2005.
    [ ] FOR ALL EXCEPT                                         |
        (See instructions below)                               |          3. In their discretion either proxy is authorized to
                                                               |             vote upon such other business as may properly come
                                                               |             before the meeting.
                                                               |
                                                               |          This proxy when properly executed will be voted in the
                                                               |          manner directed herein by the undersigned stockholder.
                                                               |          If no direction is made, this proxy will be voted FOR
                                                               |          the nominees for election as directors and FOR Proposal 2.
                                                               |
                                                               |
                                                               |
                                                               |
                                                               |
INSTRUCTION: TO withhold authority to vote for any individual  |
nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next  |
to each nominee you wish to withhold, as shown here (  )       |
_______________________________________________________________|
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To change the address on your account, please check the box at |
right and indicate your new address in the address space above.|
Please note that changes to the registered name(s) on the      |
account may not be submitted via this method.           [  ]   |
----------------------------------------------|----------------|------------------------------------------|------------------|
______________________________________________|Date____________|__________________________________________|Date______________|
  Signature of Stockholder                                              Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person(s).

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